MAINSTAY FUNDS TRUST

MainStay Cushing MLP Premier Fund

(the “Fund”)

Supplement dated December 1, 2020 (“Supplement”)

to the Prospectus dated March 30, 2020 and Summary Prospectus dated March 31, 2020 each as amended June 30, 2020,

as well as to the Prospectus dated August 31, 2020, all as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus and Prospectuses.

Effective immediately the following changes will take place in the Summary Prospectus and Prospectuses:

The Fund’s principal risk entitled “Non-Diversification Risk” is deleted and replaced with the following:

Non-Diversification Risk: The Fund is a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. A non-diversified fund may have a significant portion of its investments in a smaller number of issuers than a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

The section entitled “Tax Information” in the summary section is deleted and replaced with the following:

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund as indicated above, intends to qualify as a regulated investment company for federal income tax purposes, beginning with the tax year which runs from December 1, 2020 through November 30, 2021. If the Fund did not so qualify, the Fund could incur a tax liability and would not be eligible to pay capital gain distributions.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

MSCU16b-12/20